Exhibit 10.1

VARIAN MEDICAL SYSTEMS, INC.

Second Amended and Restated 2005 Omnibus Stock Plan

RESTRICTED STOCK AGREEMENT

Varian Medical Systems, Inc. (the “Company”) hereby grants to the designated employee (“Employee”), a grant of Restricted Stock under the Company’s Second Amended and Restated 2005 Omnibus Stock Plan (the “Plan”). The Restricted Stock granted hereunder consists of shares of common stock of the Company (“Shares”). The Grant Date is the date of this Agreement (the “Grant Date”). Subject to the provisions of Appendix A (attached) and of the Plan, the principal features of this grant are as follows:

Total Number of Shares of Restricted Stock:
[NUMBER A]

[OPTION 1:

Scheduled Vesting Dates:	Number of Shares*
[DATE 6 MONTHS FROM GRANT DATE]	[50% of NUMBER A]
[DATE 1 YEAR FROM GRANT DATE]	[50% of NUMBER A]

OPTION 2:

Scheduled Vesting Dates:	Number of Shares*
[DATE 1 YEAR FROM GRANT DATE]	[50% of NUMBER A]
[DATE 2 YEARS FROM GRANT DATE]	[50% of NUMBER A]

OPTION 3:

Scheduled Vesting Dates:	Number of Shares*
[DATE 1 YEAR FROM GRANT DATE]	[33-1/3% of NUMBER A]
[DATE 2 YEARS FROM GRANT DATE]	[33-1/3% of NUMBER A]
[DATE 3 YEARS FROM GRANT DATE]	[33-1/3% of NUMBER A]

OPTION 4:

Scheduled Vesting Dates:	Number of Shares*
[DATE 1 YEAR FROM GRANT DATE]	[25% of NUMBER A]
[DATE 2 YEARS FROM GRANT DATE]	[25% of NUMBER A]
[DATE 3 YEARS FROM GRANT DATE]	[25% of NUMBER A]
[DATE 4 YEARS FROM GRANT DATE]	[25% of NUMBER A]

OPTION 5:

Total Number of Shares of Restricted Stock:
[NUMBER A]

Scheduled Vesting Dates:	Number of Shares*
[DATE 1 YEAR FROM GRANT DATE]	[15% of NUMBER A]
[DATE 2 YEARS FROM GRANT DATE]	[15% of NUMBER A]
[DATE 3 YEARS FROM GRANT DATE]	[15% of NUMBER A]
[DATE 4 YEARS FROM GRANT DATE]	[15% of NUMBER A]
[DATE 5 YEARS FROM GRANT DATE]	[40% of NUMBER A]]

*	Shares vest in only whole share increments, fractions of shares vest only when they equal whole share increments.

Your acceptance online at the service provider web-site or, when provided, your signature of a copy of this Restricted Stock Agreement indicates your agreement and understanding that this grant is subject to all of the terms and conditions contained in Appendix A and the Plan. For example, important additional information on vesting and forfeiture of the Shares covered by this grant is contained in Paragraphs 3 through 6 of Appendix A. PLEASE BE SURE TO READ ALL OF APPENDIX A, WHICH CONTAINS THE SPECIFIC TERMS AND CONDITIONS OF THIS AGREEMENT. YOU CAN REQUEST A COPY OF THE PLAN BY CONTACTING THE CORPORATE HUMAN RESOURCES OFFICE IN PALO ALTO, CALIFORNIA.

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APPENDIX A

TERMS AND CONDITIONS OF RESTRICTED STOCK

1. Grant. The Company hereby grants to the Employee under the Plan as a separate incentive in connection with his or her employment and not in lieu of any salary or other compensation for his or her services, an award of [NUMBER A] Shares of Restricted Stock on the date hereof, subject to all of the terms and conditions in this Agreement and the Plan.

2. Shares Held in Escrow. Unless and until the Shares of Restricted Stock shall have vested in the manner set forth in Paragraphs 3 or 4, such Shares shall be issued in the name of the Employee and held by the Secretary of the Company as escrow agent (the “Escrow Agent”), and shall not be sold, transferred or otherwise disposed of, and shall not be pledged or otherwise hypothecated. The Company may instruct the transfer agent for its Common Stock to place a legend on the certificates representing the Restricted Stock or otherwise note its records as to the restrictions on transfer set forth in this Agreement and the Plan. The certificate or certificates representing such Shares shall not be delivered by the Escrow Agent to the Employee unless and until the Shares have vested and all other terms and conditions in this Agreement have been satisfied.

[OPTION 1:

3. Vesting Schedule. Except as provided in Paragraph 4, the Shares of Restricted Stock awarded by this Agreement shall vest in the Employee, as to fifty percent (50%) of such Shares six months from the date of this Award, and as to the remainder fifty percent (50%) on the first anniversary of the date of this Award, until one hundred percent (100%) of such Shares shall have been vested. Shares of Restricted Stock shall not vest in the Employee in accordance with any of the provisions of this Agreement unless the Employee shall have been continuously employed by the Company or by one of its Affiliates from the Grant Date until the date such vesting is deemed to have occurred.

OPTION 2:

3. Vesting Schedule. Except as provided in Paragraph 4, the Shares of Restricted Stock awarded by this Agreement shall vest in the Employee, as to fifty percent (50%) of such Shares one year from the date of this Award, and as to the remainder fifty percent (50%) on the second anniversary of the date of this Award, until one hundred percent (100%) of such Shares shall have been vested. Shares of Restricted Stock shall not vest in the Employee in accordance with any of the provisions of this Agreement unless the Employee shall have been continuously employed by the Company or by one of its Affiliates from the Grant Date until the date such vesting is deemed to have occurred.

OPTION 3:

3. Vesting Schedule. Except as provided in Paragraph 4, the Shares of Restricted Stock awarded by this Agreement shall vest in the Employee, as to thirty-three and one-third percent (33-1/3%) of such Shares on the first anniversary of the date of this Award, and as to an additional thirty-three and one-third percent (33-1/3%) on each succeeding one-year increments of the anniversary date, until one hundred percent (100%) of such Shares shall have been vested. Shares of Restricted Stock shall not vest in the Employee in accordance with any of the provisions of this Agreement unless the Employee shall have been continuously employed by the Company or by one of its Affiliates from the Grant Date until the date such vesting is deemed to have occurred.

OPTION 4:

3. Vesting Schedule. Except as provided in Paragraph 4, the Shares of Restricted Stock awarded by this Agreement shall vest in the Employee, as to twenty-five percent (25%) of such Shares on the first anniversary of the date of this Award, and as to an additional twenty-five percent (25%) on each succeeding one-year increments of the anniversary date, until one hundred percent (100%) of such Shares shall have been vested. Shares of Restricted Stock shall not vest in the Employee in accordance with any of the provisions of this Agreement unless the Employee shall have been continuously employed by the Company or by one of its Affiliates from the Grant Date until the date such vesting is deemed to have occurred.

OPTION 5:

3. Vesting Schedule. Except as provided in Paragraph 4, the Shares of Restricted Stock awarded by this Agreement shall vest in the Employee, as to fifteen percent (15%) of such Shares on each of the first four one-year anniversaries of the date of this Award, and as to an additional forty percent (40%) on the fifth anniversary of the date of this Award, until one hundred percent (100%) of such Shares shall have been vested. Shares of Restricted Stock shall not vest in the Employee in accordance with any of the provisions of this Agreement unless the Employee shall have been continuously employed by the Company or by one of its Affiliates from the Grant Date until the date such vesting is deemed to have occurred.]

4. Committee Discretion. The Committee, in its absolute discretion, may accelerate the vesting of the balance, or some lesser portion of the balance, of the unvested Shares of Restricted Stock at any time. If so accelerated, such Shares shall be considered as having vested as of the date specified by the Committee.

5. Forfeiture. Except as provided in Paragraph 4, and notwithstanding any contrary provision of this Agreement, the balance of the Shares of Restricted Stock which have not vested at the time of the Employee’s Termination of Service shall thereupon be forfeited and automatically transferred to and reacquired by the Company at no cost to the Company. The Employee hereby appoints the Escrow Agent with full power of substitution, as the Employee’s true and lawful attorney-in-fact with irrevocable power and authority in the name and on behalf of the Employee to take any action and execute all documents and instruments, including, without limitation, stock powers which may be necessary to transfer the certificate or certificates evidencing such unvested Shares to the Company upon such Termination of Service.

6. Death of Employee. Any distribution or delivery to be made to the Employee under this Agreement shall, if the Employee is then deceased, be made to the Employee’s designated beneficiary, or if either no beneficiary survives the Employee or the Committee does not permit beneficiary designations, to the administrator or executor of the Employee’s estate. Any designation of a beneficiary by the Employee shall be effective only if such designation is made in a form and manner acceptable to the Committee. Any transferee must furnish the Company with (a) written notice of his or her status as transferee, and (b) evidence satisfactory to the Company to establish the validity of the transfer and compliance with any laws or regulations pertaining to said transfer.

7. Withholding of Taxes. Notwithstanding any contrary provision of this Agreement, no certificate representing Restricted Stock may be released from the escrow established pursuant to Paragraph 2 unless and until the Employee shall have delivered to the Company or its designated Affiliate the full amount of any federal, state or local income or other taxes which the Company or such Affiliate may be required by law to withhold with respect to such Shares. The Employee may elect to satisfy any such income tax withholding requirement by having the Company withhold Shares of Common Stock otherwise deliverable to the Employee or by delivering to the Company already-owned Shares of Common Stock, subject to the absolute discretion of the Committee to disallow satisfaction of such withholding by the delivery or withholding of stock. If the Employee fails to remit to the Company such withholding amount within the time period specified by the Committee (in its discretion), the award may be forfeited and in such case the Employee shall not receive any of the Shares subject to this Agreement.

8. Rights as Stockholder. Neither the Employee nor any person claiming under or through the Employee shall have any of the rights or privileges of a stockholder of the Company in respect of any Shares deliverable hereunder unless and until certificates representing such Shares shall have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to the Employee or the Escrow Agent. Except as provided in Paragraph 10, after such issuance, recordation and delivery, the Employee shall have all the rights of a stockholder of the Company with respect to voting such Shares and receipt of dividends and distributions on such Shares.

9. No Effect on Service. The Employee’s employment with the Company and its Affiliates is on an at-will basis only. Accordingly, subject to any written, express employment with the Employee, nothing in this Agreement or the Plan shall confer upon the Employee any right to continue to be employed by the Company or any Affiliate or shall interfere with or restrict in any way the rights of the Company or the Affiliate, which are hereby expressly reserved, to terminate the employment of the Employee at any time for any reason whatsoever, with or without good cause. Such reservation of rights can be modified only in an express written contract executed by a duly authorized officer of the Company or the Affiliate employing or otherwise engaging the Employee. For purposes of this Agreement, the transfer of the employment of the Employee between the Company and any one of its Affiliates (or between Affiliates) shall not be deemed a Termination of Service. Nothing herein contained shall affect the Employee’s right to participate in and receive benefits under and in accordance with the then current provisions of any pension, insurance or other employee welfare plan or program of the Company or any Affiliate.

10. Changes in Stock. In the event that as a result of a stock dividend, stock split, reclassification, recapitalization, combination of Shares or the adjustment in capital stock of the Company or otherwise, or as a result of a merger, consolidation, spin-off or other reorganization, the Company’s Common Stock shall be increased, reduced or otherwise changed, and by virtue of any such change the Employee shall in his or her capacity as owner of unvested Shares of Restricted Stock which have been awarded to him or her (the “Prior Shares”) be entitled to new or additional or different Shares of stock or securities (other than rights or warrants to purchase securities); such new or additional or different Shares or securities shall thereupon be considered to be unvested Restricted Stock and shall be subject to all of the conditions and restrictions which were applicable to the Prior Shares pursuant to this Agreement and the Plan. If the Employee receives rights or warrants with respect to any Prior Shares, such rights or warrants may be held or exercised by the Employee, provided that until such exercise any such rights or warrants and after such exercise any Shares or other securities acquired by the exercise of such rights or warrants shall be considered to be unvested Restricted Stock and shall be subject to all of the conditions and restrictions which were applicable to the Prior Shares pursuant to the Plan and this Agreement. The Committee in its absolute discretion at any time may accelerate the vesting of all or any portion of such new or additional Shares of stock or securities, rights or warrants to purchase securities or Shares or other securities acquired by the exercise of such rights or warrants.

11. Address for Notices. Any notice to be given to the Company under the terms of this Agreement shall be addressed to the Company, in care of its Secretary, at 3100 Hansen Way, Palo Alto, California 94304, or at such other address as the Company may hereafter designate in writing.

12. Grant is Not Transferable. Except as provided in Paragraph 6 above, this grant and the rights and privileges conferred hereby shall not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this grant, or of any right or privilege conferred hereby, or upon any attempted sale under any execution, attachment or similar process, this grant and the rights and privileges conferred hereby immediately shall become null and void.

13. Binding Agreement. Subject to the limitation on the transferability of this grant contained herein, this Agreement shall be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.

14. Conditions for Issuance of Certificates for Stock. The Shares of stock deliverable to the Employee may be either previously authorized but unissued Shares or issued Shares which have been reacquired by the Company. The Company shall not be required to issue any certificate or certificates for Shares of stock hereunder prior to fulfillment of all the following conditions: (a) the admission of such Shares to listing on all stock exchanges on which such class of stock is then listed; and (b) the completion of any registration or other qualification of such Shares under any State or Federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Committee shall, in its absolute discretion, deem necessary or advisable; and (c) the obtaining of any approval or other clearance from any State or Federal governmental agency, which the Committee shall, in its absolute discretion, determine to be necessary or advisable; and (d) the lapse of such reasonable period of time following the date of grant of the Restricted Stock as the Committee may establish from time to time for reasons of administrative convenience.

15. Plan Governs. This Agreement is subject to all terms and provisions of the Plan. In the event of a conflict between one or more provisions of this Agreement and one or more provisions of the Plan, the provisions of the Plan shall govern. Capitalized terms used and not defined in this Agreement shall have the meaning set forth in the Plan.

16. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California, without reference to its principles of conflicts of law.

17. Committee Authority. The Committee shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon the Employee, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Agreement. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan and this Agreement.

18. Captions. Captions provided herein are for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

19. Agreement Severable. In the event that any provision in this Agreement shall be held invalid or unenforceable, such provision shall be severable from, and such invalidity or unenforceability shall not be construed to have any effect on, the remaining provisions of this Agreement.

20. Modifications to the Agreement. This Agreement constitutes the entire understanding of the parties on the subjects covered. The Employee expressly warrants that he or she is not executing this Agreement in reliance on any promises, representations, or inducements other than those contained herein. Modifications to this Agreement or the Plan can be made only in an express written contract executed by a duly authorized officer of the Company.

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